EXHIBIT 99.3

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), is dated as of October 5, 2010, by and among CelLynx Group, Inc., a Nevada corporation (“Borrower”), and Dollardex Group Corp., a Panamanian corporation (the “Secured Party”).

RECITALS

A.           Pursuant to that certain Revolving Line of Credit Agreement of even date herewith, as the same may be amended, modified or supplemented from time to time (the “Loan Agreement”), the Secured Party has agreed to extend to Borrower a revolving line of credit in the maximum principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) (the “Line of Credit”), on the terms and conditions set forth in the Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Credit Agreement.

B.           The Line of Credit will be evidenced one or more Promissory Notes of even date herewith, in the maximum principal amount of the Line of Credit (as may be amended, modified or supplemented from time to, the “Notes”).

C.           As a condition to extending the Line of Credit, the Secured Party has required that Borrower grant to the Secured Party, a security interest in all assets of Borrower to secure the obligations of Borrower under the Credit Agreement, the Notes, and all other documents executed in connection therewith (collectively, the “Line of Credit Documents”).

D.           Borrower desires to grant to the Secured Party security interests in the Collateral, as defined herein, to secure all of Borrower’s obligations and undertakings to the Secured Party under the Line of Credit Documents.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, hereby agree as follows:

1.           Security Interest.  As security for the payment of all obligations and undertakings of every kind or nature whatsoever of Borrower to Secured Party, whether now existing or hereafter incurred, matured or unmatured, direct or indirect, primary or secondary, related or unrelated or due or to become due, arising under the Line of Credit Documents, and any extensions, modifications, substitutions, increases and renewals thereof, and substitutions therefor; the payment of all amounts advanced by Secured Party to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement; and the payment of all expenses incurred by Secured Party in connection therewith (collectively the “Obligations”), Borrower  hereby grants to Secured Party a first priority security interest in all of the assets and property of Borrower of every kind and description, tangible or intangible, wherever located, whether now owned or hereafter acquired, including, without limitation, the assets and properties described below, (collectively, the “Collateral”):

(a)           all cash, accounts, deposit accounts (and all other property from time to time deposited therein), accounts receivable or other rights to payment, chattel paper (whether tangible or electronic), letter-of-credit rights, securities, securities entitlements, investment property, capital stock or other equity interests, whether or not evidenced by a contract, instrument, chattel paper or otherwise, and whether or not earned by performance;

(b)           all equity ownership in any other entity, and all proceeds thereof, including, without limitation:  (i) any and all shares or equity interest issued in replacement thereof; (ii) any and all shares or equity issued as a stock or equity dividend or issued in connection with any increase or decrease of capital, reclassification, merger, consolidation, sale of assets, combination of shares or interests, stock split, spin-off or split-off; (iii) any and all options, warrants, or rights, whether as an addition to, or in substitution or exchange for any of said stock or otherwise; and (iv) any and all dividends or distributions, whether payable in cash or in property, including, without limitation, stock or equity interests issued by any entity.

(c)           all general intangibles (including, without limitation, all payment intangibles), instruments (including, without limitation, promissory notes), commercial tort claims (if any), permits and licenses (but only to the extent a security interest in such is permitted by law), software, copyrights, patents and trademarks, IP licenses; trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, all registrations or recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof; and all letters patent of the United States and all reissues and extensions thereof, and all applications for letters patent of the United States;

(d)           all books, documents and records;

(e)           all contracts, contract rights, leases, undertakings, documents or other agreements, including all rights of Borrower to receive moneys due and to become due to it thereunder or in connection therewith, all rights of Borrower to damages arising out of or for breach or default in respect thereof, and all rights of Borrower to perform and to exercise all remedies thereunder;

(f)           all rights, ownership, equity or interests of any kind in and to the Real Estate, and all inventory, packing and shipping materials, all documents of title, machinery, equipment, goods, tools, furnishings, fixtures, including, without limitation, any of the foregoing now or at any time hereafter located at or installed on the land or in the improvements at any of the Real Estate owned or leased (in whole or in part) by Borrower, and all such goods after they have been severed and removed from any Real Estate; and

(g)           all (i) proceeds (including insurance proceeds), products, substitutions and replacements of the above described Collateral, (ii) additions, improvements and accessions to and documents covering the above-described Collateral, (iii) claims against third parties arising out of damage, destruction, or decrease in value of the above-described Collateral, and (iv) rents revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection or any other disposition, whether voluntary or involuntary, of the above-described Collateral.

2.           Financing Statements.  Borrower hereby authorizes Secured Party to file at any time and from time to time any financing statements describing the Collateral, and Borrower shall execute and deliver to Secured Party, and Borrower hereby authorizes Secured Party to file (with or without Borrower’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.  Without limiting the generality of the foregoing, Borrower ratifies and authorizes the filing by Secured Party of any financing statements filed prior to the date hereof.  Borrower will cooperate with Secured Party in obtaining control (as defined in the UCC) of Collateral consisting of deposit accounts, investment property, letter-of-credit rights and electronic chatter paper.  Borrower will join with Secured Party in notifying any third party who has possession of any Collateral of Secured Party’s security interest therein and obtaining an acknowledgment from the third party that is holding the Collateral for the benefit of Secured Party.

3.           Representations and Warranties.  Borrower represents and warrants to Secured Party that:

(a)           Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite company power and authority to carry on its business as now conducted and as proposed to be conducted.  Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           The execution, delivery and performance by Borrower of this Agreement have been duly authorized by all necessary action of Borrower, and this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)           The security interest granted pursuant to this Agreement will (i) constitute a valid and continuing perfected security interest in favor of Secured Party in the Collateral for which perfection is governed by the UCC, and (ii) be prior in priority to all other liens on the Collateral.

(d)           No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Borrower of this Agreement, except for any filings necessary to perfect any liens on the Collateral.

4.           Covenants.  So long as any of the Obligations remain unsatisfied, Borrower agrees that:

(a)           Borrower shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(b)           Borrower shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

(c)           Borrower shall give prompt written notice to Secured Party (and in any event not later than thirty (30) days following any change described below in this Section 4(c)) of:  (i) any change in the location of Borrower’s chief executive office or principal place of business; (ii) any change in its name; (iii) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; (iv) any change in its registration as an organization (or any new such registration); or (v) any change in its jurisdiction of organization; provided that Borrower shall not locate any Collateral outside of the United States nor shall Borrower change its jurisdiction of organization to a jurisdiction outside of the United States.

(d)           Borrower shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party’s right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

(e)           Borrower shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

(f)           Borrower shall maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral.

(g)           Except as otherwise specifically permitted herein, Borrower shall not surrender or lose possession of (other than to Secured Party or as otherwise contemplated in the Loan Agreement), sell, or otherwise dispose of or transfer any of the Collateral or any right or interest therein.

(h)           Borrower shall keep the Collateral free of all liens except as agreed to by Secured Party in writing.

5.           Borrower’s Rights in Collateral.

(a)           The parties agree that the grant of a security interest in the Collateral to Secured Party hereunder is intended solely for the purpose of securing the Obligations.  Accordingly, prior to the occurrence of an Event of Default and the exercise of rights and remedies afforded Secured Party as a result of such Event of Default, and to the extent not inconsistent with the terms of this Agreement, Borrower will be entitled to exercise rights as the owner of the Collateral and will be entitled to receive and retain, any cash proceeds therefrom and to exercise any other rights appurtenant to the ownership of the Collateral; provided, however, Borrower shall not have the right to sell or transfer the Collateral outside Borrower’s ordinary course of business or, if outside the ordinary course of business, without Secured Party’s prior written consent.  Secured Party in its sole discretion, may terminate and revoke the rights of Borrower described in the foregoing sentence upon any Event of Default.  Any attempted sale or transfer of the Collateral not in accordance with provisions of this Section 5(a) shall be void and of no force or effect.

(b)           After an Event of Default, all rights of Borrower to exercise the voting and other contractual rights which it would otherwise be entitled to exercise pursuant to this Section 5 and to receive and retain cash proceeds from the Collateral which it would otherwise be authorized to receive and retain under this Section 5 will cease.

6.           Authorization; Secured Party Appointed Attorney in-Fact.  Secured Party shall have the right to, in the name of Borrower, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Borrower, and Borrower hereby constitutes and appoints Secured Party (and any of Secured Party’s officers, employees or agents designated by Secured Party) as Borrower’s true and lawful attorney-in-fact, with full power and authority to: (a) sign and file any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party’s security interest in the Collateral (including any notices to or agreements with any securities intermediary); (b) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (c) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Borrower, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party’s security interest therein and to accomplish the purposes of this Agreement.  Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to items (b) and (c) above.  The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full.  Borrower hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

7.           Events of Default.  Any of the following events which shall occur and be continuing shall constitute an “Event of Default”:

(a)           Borrower shall fail to pay when due any amount payable hereunder or under the Line of Credit Documents or in respect of the Obligations.

(b)           Any representation or warranty by Borrower under or in connection with this Agreement or the Line of Credit Documents shall prove to have been false or incorrect in any material respect when made or deemed made.

(c)           Borrower shall fail to perform or observe in any other term, covenant or agreement contained in this Agreement or the Line of Credit Documents on its part to be performed or observed, or any “Event of Default” as defined in the Loan Agreement.

(d)           Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (ii) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property, (iii) make an assignment for the benefit of creditors, (iv) be adjudicated as bankrupt or insolvent, (v) admit in writing its inability to, or shall fail generally or be generally unable to, pay its debts as such debts become due, (vi) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (vi) become subject to any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or have an order for relief entered against it in any proceeding under the United States Bankruptcy Code;

(e)           Borrower shall liquidate, wind up or dissolve (or suffer any liquidation, wind-up or dissolution) or take any action to authorize any of such actions or events.

(f)           Any levy upon, seizure or attachment of any of the Collateral that shall not have been rescinded or withdrawn.

(g)           Borrower shall assert that this Agreement is invalid or unenforceable, in whole or in part, or Secured Party shall cease to have a perfected first priority security interest in any of the Collateral owned of record or beneficially by Borrower.

8.           Remedies.

(a)           Upon the occurrence and continuance of any Event of Default, Secured Party shall have, in addition to all other rights and remedies granted to it in this Agreement, the Line of Credit Documents, all rights and remedies of a Secured Party under the UCC and other applicable laws.  Without limiting the generality of the foregoing, Secured Party may sell, assign, transfer or otherwise dispose of any or all of the Collateral at public or private sale, by one or more contracts, in one or more portions, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Borrower shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party.  Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Borrower hereby releases, to the extent permitted by law.  Secured Party shall give Borrower such notice of any private or public sales as may be required by the UCC or other applicable law.

(b)           Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them, and Secured Party may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Secured Party’s rights against Borrower.  Borrower hereby waives any right it may have to require Secured Party to pursue any third Person for any of the Obligations.  Secured Party may sell the Collateral without giving any warranties as to the Collateral.  Secured Party may specifically disclaim any warranties of title or the like.  If Secured Party sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Borrower shall be credited with the proceeds of the sale.

(c)           The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to the Secured Party pursuant to Section 10(k) hereof; and second, to the payment of the Obligations.  Any surplus thereof, which exists after payment and performance in full of the Obligations, shall be promptly paid over to Borrower or otherwise disposed of in accordance with the UCC or other applicable law.

9.           Consent and Waivers.

(a)           Borrower agrees that at any time and from time to time, without notice to or the consent of Borrower, without incurring responsibility to Borrower, and without impairing or releasing the security interests provided for herein or otherwise impairing the rights of Secured Party hereunder, all as Secured Party may deem advisable: (i) Secured Party may discharge or release, in whole or in part, Borrower or any other person liable for the payment and performance of all or any part of the Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Obligations, nor shall Secured Party be liable to Borrower for any failure to collect or enforce payment of the Obligations or to realize on any other collateral therefor; (ii)  Secured Party may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and (iii) Secured Party may exercise, or waive or otherwise refrain from exercising, any other right, remedy, power or privilege granted by this Agreement or the Line of Credit Documents or other security document or agreement, or otherwise available to Secured Party, with respect to the Obligations, any of the Collateral or other security for any or all of the Obligations.

(b)           All rights of Secured Party hereunder, and the obligations of Borrower hereunder and the lien created hereby, shall remain in full force and effect without regard to, and shall not be impaired or affected by, (i) any insolvency or bankruptcy, liquidation, winding up or dissolution of Borrower or any other Person; (ii) any limitation, discharge, or cessation of the liability of Borrower or any other Person for any Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of any of the Obligations; (iii) any assignment or other transfer, in whole or in part, of Secured Party’s interests in and rights hereunder or in respect of the Line of Credit Documents; (iv) any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower or any other Person may have or assert; or (v) Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or insolvency case related to the Obligations.

10.           Miscellaneous.

(a)           Governing Law.  This Agreement shall be governed in all respects by the laws of the State of Nevada as applied to agreements between residents thereof to be performed entirely therein, except to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than Nevada, in which case, the laws of such other jurisdiction shall govern.

(b)           Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(c)           Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.

(d)           Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, Secured Party and its respective successors and assigns.  Neither party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the other party.

(e)           Amendment.  Any term of this Agreement may be amended and the observance of any term Agreement may be waived only with the written consent of Borrower and Secured Party.

(f)           No Waiver.  No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

(g)           Notice.  Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be made in accordance with the Loan Agreement.

(h)           No Third-Party Beneficiaries.  The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and permitted assigns, and the parties do not intend to confer third-party beneficiary rights upon any other person.

(i)           Construction.  The construction of this Agreement shall not take into consideration the party who drafted or whose representative drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the draft of the documents.

(j)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(k)           Costs and Expenses.  Borrower hereby agrees to pay on demand all costs and expenses of the Secured Party and fees and disbursements of counsel in connection with the enforcement, or preservation of any rights under, this Agreement, and the Line of Credit Documents, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

(l)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement.

(m)           Termination.  Upon payment and performance in full of all Obligations, the security interest created under this Agreement shall terminate and Secured Party shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to Secured Party hereunder.

 [SIGNATURE TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

BORROWER:

CELLYNX GROUP, INC.
a Nevada corporation

By:  /s/ Norman Collins
Name: Norman Collins
Its: Chief Executive Officer

SECURED PARTY:

DOLLARDEX GROUP CORP.
a Panamanian corporation

By: /s/ Daniel Bland
Name:  Daniel Bland
Its: Chief Executive Officer